Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 97.9%
Aerospace & Defense – 3.0%
MTU Aero Engines AG	46,836	$12,201,577
Air Freight & Logistics – 1.7%
DSV Panalpina A/S	40,970	6,857,670
Airlines – 2.7%
Wizz Air Holdings PLC (144A)*	180,352	11,262,237
Auto Components – 3.5%
Hella GmbH & Co KGaA*	98,673	6,382,061
Valeo SA	205,330	8,108,234
		14,490,295
Automobiles – 1.7%
Daimler AG	99,662	7,036,417
Banks – 9.0%
Banco Santander SA*	2,363,532	7,337,541
FinecoBank Banca Fineco SpA*	500,976	8,174,692
KBC Group NV*	114,055	7,992,783
Nordea Bank Abp*	927,435	7,576,579
Societe Generale SA*	282,567	5,885,747
		36,967,342
Building Products – 1.4%
Geberit AG	8,916	5,580,410
Capital Markets – 2.3%
UBS Group AG	676,253	9,461,571
Chemicals – 3.7%
BASF SE	90,626	7,155,359
Symrise AG	62,651	8,285,333
		15,440,692
Containers & Packaging – 3.2%
Smurfit Kappa Group PLC	284,342	13,222,918
Electric Utilities – 5.7%
EDP - Energias de Portugal SA	1,223,306	7,707,634
Enel SpA	896,545	9,052,477
Orsted A/S (144A)	32,245	6,595,984
		23,356,095
Electrical Equipment – 2.9%
Nordex AG*	223,753	6,058,635
Schneider Electric SE	40,442	5,849,003
		11,907,638
Energy Equipment & Services – 1.6%
Subsea 7 SA*	637,268	6,537,263
Food Products – 8.5%
Barry Callebaut AG (REG)	3,619	8,599,289
Chocoladefabriken Lindt & Spruengli AG (PC)	985	9,603,412
Nestle SA (REG)	143,708	16,924,318
		35,127,019
Health Care Equipment & Supplies – 3.2%
Carl Zeiss Meditec AG	54,619	7,266,914
Straumann Holding AG	5,100	5,941,616
		13,208,530
Hotels, Restaurants & Leisure – 1.7%
BNN Technology PLC*,¢	11,756,231	610,822
Whitbread PLC*	149,819	6,355,727
		6,966,549
Household Durables – 1.5%
Persimmon PLC	166,545	6,307,525
Machinery – 11.0%
Atlas Copco AB	153,514	7,854,449
Duerr AG	118,937	4,853,668
KION Group AG	67,184	5,840,316
Knorr-Bremse AG	52,357	7,131,460
Outotec OYJ	531,514	5,321,917
VAT Group AG (144A)	25,671	6,400,451
Volvo AB*	342,240	8,057,423
		45,459,684
Multi-Utilities – 1.7%
RWE AG	164,002	6,925,857
Paper & Forest Products – 2.3%
UPM-Kymmene Oyj	260,691	9,697,695

Shares		Value
Common Stocks– (continued)
Personal Products – 2.7%
L'Oreal SA	29,365	$11,155,992
Pharmaceuticals – 9.7%
AstraZeneca PLC	89,988	8,989,269
Novartis AG	88,174	8,330,928
Novo Nordisk A/S	118,484	8,288,782
Roche Holding AG	40,772	14,230,494
		39,839,473
Semiconductor & Semiconductor Equipment – 7.7%
ASML Holding NV	30,001	14,496,483
Infineon Technologies AG	195,172	7,489,090
STMicroelectronics NV	267,948	9,926,253
		31,911,826
Textiles, Apparel & Luxury Goods – 2.4%
LVMH Moet Hennessy Louis Vuitton SE	15,630	9,764,851
Trading Companies & Distributors – 3.1%
Ashtead Group PLC	271,495	12,774,306
Total Common Stocks (cost $343,836,331)		403,461,432
Investment Companies– 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $6,940,971)	6,940,277	6,940,971
Total Investments (total cost $350,777,302) – 99.6%		410,402,403
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		1,804,605
Net Assets – 100%		$412,207,008

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$86,626,687	21.1%
Switzerland	85,072,489	20.7
France	50,690,080	12.4
United Kingdom	35,037,649	8.5
Finland	22,596,191	5.5
Denmark	21,742,436	5.3
Italy	17,227,169	4.2
Sweden	15,911,872	3.9
Netherlands	14,496,483	3.5
Ireland	13,222,918	3.2
Hungary	11,262,237	2.7
Belgium	7,992,783	2.0
Portugal	7,707,634	1.9
Spain	7,337,541	1.8
United States	6,940,971	1.7
Norway	6,537,263	1.6

Total	$410,402,403	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$3,549	$648	$(1,005)	$6,940,971
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	1,292∆	-	-	-
Total Affiliated Investments - 1.7%	$4,841	$648	$(1,005)	$6,940,971

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	19,626,491	104,255,817	(116,940,980)	6,940,971
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	-	4,808,040	(4,808,040)	-

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Citigroup:

Airbus SE	1,250	65.00	EUR	6/18/21	$13,708,210	$466,664	$211,072	$(255,592)
Nestle SA	1,000	90.00	CHF	6/18/21	11,780,791	181,604	62,972	(118,632)
Total - Written Put Options						648,268	274,044	(374,224)
Total OTC Written Options						$648,268	$274,044	$(374,224)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value
Purchased options contracts, call	$ 125,772
Written options contracts, put	330,379

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
OTC	Over-the-Counter
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $24,258,672, which represents 5.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Hotels, Restaurants & Leisure	$-	$6,355,727	$610,822
All Other	-	396,494,883	-
Investment Companies	-	6,940,971	-
Total Assets	$-	$409,791,581	$610,822
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$374,224	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2020.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70220 02-21